                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of Earliest event reported):
                               February 10, 1997


                                TGX CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                     1-10201                   72-0890264
----------------              -----------             ------------------
(State of                    (Commission              (IRS Employee
Incorporation)               File Number)             Identification No.)


                           222 Pennbright, Suite 200
                             Houston, Texas  77090
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                 (713) 872-0500
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ITEM 5.  OTHER EVENTS.

     On February 10, 1997, Larry H. Carpenter, President of TGX Corporation ("TGX") resigned his position as President of TGX. Mr. Carpenter's resignation is effective immediately. TGX has commenced an executive search in order to locate a replacement for Mr. Carpenter.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits
          --------

          (1) Press Release of TGX Corporation dated February 10, 1997.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TGX CORPORATION
                                    (REGISTRANT)



                                    By: /s/ JEFFREY E. SUSSKIND
                                       ___________________________________
                                            Jeffrey E. Susskind, Director


DATED:  February 11, 1997